Global Innovator of Performance Chemicals and Engineered Surfaces Creating Sustainable Long-Term Shareholder Value Kevin M. McMullen Chairman & CEO September 9, 2014 KeyBanc Capital Markets Basic Materials & Packaging Conference

Cautionary Forward-Looking Statements • This presentation and the accompanying oral remarks include descriptions of our current business, operations, assets and other matters affecting the Company as well as “forward-looking statements,” as defined by federal securities laws. All forward-looking statements by the Company, including verbal statements, in connection with this presentation, are intended to qualify for the protections afforded forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current expectation, judgment, belief, assumption, estimate or forecast about future events, circumstances or results and may address business conditions and prospects, strategy, capital structure, debt and cash levels, sales, profits, earnings, markets, products, technology, operations, customers, raw materials, claims and litigation, financial condition, and accounting policies among other matters. Words such as, but not limited to, “will,” “may,” “should,” “projects,” “forecasts,” “seeks,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “optimistic,” “likely,” “would,” “could” and similar expressions or phrases identify forward-looking statements. • All descriptions of our business, operations and assets, as well as all forward-looking statements involve risks and uncertainties. Many risks and uncertainties are inherent in business generally and the markets in which the Company operates or proposes to operate. Other risks and uncertainties are more specific to the Company’s businesses including businesses the Company acquires. There may be risks and uncertainties not currently known to us. The occurrence of risks and uncertainties and the impact of such occurrences is often not predictable or within the Company’s control. Such impacts could adversely effect the Company’s business, operations or assets as well as the Company’s results and, in some cases, such effect could be material. • All written and verbal descriptions of our business, operations and assets and all forward-looking statements attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the risks, uncertainties and cautionary statements contained herein. • All such descriptions and forward-looking statements speak only as of the date on which such description or statement is made, and the Company undertakes no obligation, and specifically declines any obligation, other than that imposed by law, to publicly update or revise any such descriptions or forward-looking statements whether as a result of additional information, future events or otherwise. • Risks and uncertainties that may adversely impact our current business, operations, assets, or other matters affecting the Company, and which may cause actual results to differ materially from expected results include, among others: economic trends and conditions affecting the economy in general and/or the Company’s end-use markets; prices and availability of raw materials including styrene, butadiene, vinyl acetate monomer, polyvinyl chloride, acrylonitrile, acrylics and textiles; ability to increase pricing to offset raw material cost increases; product substitution and/or demand destruction due to product technology, performance or cost disadvantages; high degree of customer concentration and potential loss of a significant customer; supplier, customer and/or competitor consolidation; customer credit and bankruptcy risk; failure to successfully develop and commercialize new products; a decrease in regional customer demand due to reduced in-region production or increased import competition; risks associated with international operations including political unrest, fluctuations in exchange rates, and regulatory uncertainty; failure to successfully implement productivity enhancement and cost reduction initiatives; risks associated with chemical handling and manufacturing and with acts of war, terrorism, natural disasters or accidents, including fires, floods, explosions and releases of hazardous substances; unplanned full or partial suspension of plant operations; ability to comply, and cost of compliance with legislative and regulatory changes, including changes impacting environmental, health and safety compliance and changes which may restrict or prohibit the Company from using or selling certain products and raw materials; losses from the Company’s strategic alliance, joint venture, acquisition, integration and operational activities; rapid inflation in health care costs; loss of key employees and inability to attract and retain new key employees; prolonged work stoppage resulting from labor disputes with unionized workforce; changes in, and significant contributions required to meet pension plan funding obligations; attacks on and/or failure of the Company’s information systems; infringement or loss of the Company’s intellectual property; litigation and claims against the Company related to products, services, contracts, employment, environmental, safety, intellectual property and other matters; adverse litigation judgments or settlements; absence of or inadequacy of insurance coverage for litigation judgments, settlements or other losses; higher than expected capital expenditures; availability of financing at anticipated rates and terms; and loan covenant default arising from substantial debt and leverage and the inability to service that debt, including increases in applicable short-term or long-term borrowing rates. • For further information on risks and uncertainties, see the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes EBITDA, Adjusted EBITDA and Net Debt which are non-GAAP financial measures as defined by the Securities and Exchange Commission. For a reconciliation to the most directly comparable GAAP financial measures, refer to the presentation Appendix. 2

A Focused Specialty Polymer Company Leveraging Technology for Growth Performance Chemicals (LTM Sales $752M*) Value-added emulsion polymers and specialty chemicals used in coatings, adhesives, binders, oilfield and other applications Business Segments at a Glance *LTM: Last Twelve Months through May 31, 2014 See Appendices 1, 2 and 3 $1.0B* SALES 25%75% Engineered Surfaces (LTM Sales $236M*) Functional surfaces for transportation, furnishings, new construction and refurbishment 3

Refurbishment & New Construction 33% Paper & Packaging 25% Transportation 14% Industrial 10% Personal Hygiene 10% Oilfield 8% Markets Served Broad Based, Value-Added Solutions on a Global Basis Performance Chemicals SB Latex 42% Acrylics & Vinyl Acetate 27% Vinyl Pyridine Latex 8% High Styrene 5% Nitrile Rubber 8% Other Chemicals 4% Antioxidants 6% Chemistries *LTM: Last Twelve Months through May 31, 2014 See Appendix 3 – Performance Chemicals. 4 Sales* = $752M Adj. EBITDA* = $86M, 11.4%

Commercial Buildings 20% Industrial / Other 14% Transportation 40% Residential Housing 26% Markets Served Leveraging Material Science to Provide Functional Performance and Superior, Cost Effective Solutions Engineered Surfaces *LTM: Last Twelve Months through May 31, 2014 See Appendix 2 – Engineered Surfaces. 5 Sales* = $236M Adj. EBITDA* = $24M, 10.1% Coated Fabrics 42% Films 18% Laminates 40% Product Lines

Global capability • Global manufacturing, R&D, customer / technical service • Consistent quality for global customers • Strengthened emerging market capabilities OMNOVA’s Sources of Sustainable Value Creation 6 Leadership positions - typically #1 or #2 in key applications Supplier of performance-critical ingredients or components representing small fraction of total product cost Deep and broad technical expertise • Product development and scale-up capabilities on 3 continents • Multiple foundation chemistries Cost effective / flexible manufacturing • Manufacture diverse materials and chemistries • Process optimization through LEAN SixSigma • Large and small scale manufacturing Customized product solutions - deep knowledge of customers, markets and applications Customized Specialty Applications Served On A Global Basis

Historical Actions to Create Long-Term Shareholder Value

OMNOVA SOLUTIONS

1999 — Spinoff from GenCorp

2006 — Sold Commercial Roofing Division
- Non-strategic Business

2008 — 100% Ownership Engineered Surfaces China/Thailand
- Access to fast-growing Asian markets
- Upgrade capabilities
- Low-cost manufacturing

2010 — Acquired ELIOKEM Specialty Chemicals
- Expand global manufacturing and technology footprint
- Accelerate market growth
- Broaden capabilities in growth applications (coatings, oil & gas)

2011 — Sold Global Wallcovering
- Exit structurally impaired market
- Increase capacity utilization; reduce manufacturing footprint
- Focus on faster-growing surfacing segments

2012 — Opened Chemical Plant in Caojing, China
- Specialty latex for fast growing Asian applications
- Chemical manufacturing on three continents

Strategic Portfolio Actions to Drive Shareholder Value

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Significant investments in Asia to support long-term growth • New specialty emulsions plant in Caojing, China • Specialty rubber plant in India – Global production hub for tires, hoses, belts, gaskets • Low cost coated fabrics plants in China and Thailand for growing transportation position • ELIOKEM acquisition provided significant footprint, technology and served-market diversification Expanded Global Footprint Supports Customer Needs 100% = $681 Million 100% = $1.0 Billion 8 *EMEA: Europe, the Middle East and Africa 2002 2013 North America 87% Europe 11% Asia 2% North America 59% EMEA* 21% Asia 20%

Current Actions to Drive Profitable Growth 9 Investments Support Growing, Higher Profit Specialty Businesses Repurposing Assets to Higher Growth Chemistries • Converting 120 million lb. of North American SB capacity; to be completed by 2015 • Excess European SB capacity converted in 2014 for new specialty coating products • Improved capacity utilization / profitability • Expanded capability to serve higher growth applications with broader range of chemistries Asian Expansion • Increase China SB capacity at Caojing plant to serve high growth nonwovens, flooring, construction and other specialties Cost and Yield Improvements Through LEAN SixSigma Targeted Investments for Profitable Growth • Enhanced strategic marketing, sales and innovation process and resources • Differentiated solutions from enhanced, customer-responsive technical capabilities • Targeted acquisitions to bolster strategic positions

Refurbishment & New Construction 37% Paper & Packaging 19% Transportation 20% Industrial / Other 11% Personal Hygiene 7% Oilfield 6% OMNOVA Consolidated by Market* Focus on Driving Profitable Growth in Attractive Markets Growth Market Investments Customized Strategies for Attractive Markets • Oil & Gas chemicals o Fastest growing OMNOVA business with differentiated technologies • New construction and refurbishments o Strong products / positioned to grow as market recovers • Transportation o Well positioned in growing Asian markets • Personal hygiene o Positioned for expansion with global proprietary technologies *LTM: Last Twelve Months through May 31, 2014 10

Company Expects Continued Strong Growth Oil & Gas Exploration and Production Targeted Growth Market Growing Market • 8-10%/yr. growth rate in OMNOVA’s targeted markets Technical complexity creating above-market growth opportunities for OMNOVA • Trend toward deeper wells plays to OMNOVA’s industry- leading high pressure / high temperature drilling fluid technologies • Growing product line to serve completion, stimulation and land-based applications • Unique liquid and dry products OMNOVA committed with investments • New Houston, Texas Oil & Gas headquarters • Dedicated R&D, technical service and sales force • Strong new product development pipeline 11

Oil & Gas Growth Expectations

Specialty Additives for…

Current / Growing

Drilling Fluids
Additives that:
- Enhance wellbore stability
- Reduce fluid loss
- Enhance drilling production

Cementing
Additives that improve rheology, strength

New / Future

Completion / Stimulation
Newly-introduced additives for fracturing fluids and proppants

Production
Additives to protect assets, improve oil flow, remove contaminants

Global Market Size ($ Millions)


$2,600
$382
$2,156
$712
Global Specialty Chemical Market Size = $5.9B

Well Positioned To Grow in Deep Well Applications While Expanding in Other Segments

Specialty additives only (excludes commodities, service)

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Refurbishment and New Construction Targeted Growth Market (examples) Driving For Above-Market Growth in Growing Markets • Intumescence (fire resistance) • Stain-blocking • Direct-to-metal • Masonry / cement coatings Specialty Coatings • Durability; cleanability • Cost-in-use advantage • Design flexibility, aesthetics Laminates Sochi Olympic Stadium The Grand Hotel Wimbledon Centre Court Shard of Glass Wadi Abdoun Bridge Retail Display Kitchen & Bath Carpet Luxury Vinyl Tile 13 RV Interiors • Solid surface and carpet • Strong new product pipeline • Residential; Commercial Flooring

Well Positioned in Growing Asian Markets with China, Thailand, India Manufacturing Transportation Targeted Growth Market: Automotive, Mass Transit, Truck and Bus • Flexibility, longevity, durability • Oil, chemical and temperature resistance • Enhanced finish Elastomeric Modifiers • Superior durability; cleanability; abrasion resistance • Reduced maintenance • Enhanced passenger comfort Coated Fabrics • The global standard for adhesion Tire Cord • Enhanced cut, oil, heat & weather resistance Nitrile Rubber • Advanced durability and longevity Antioxidants 14

Personal Hygiene Targeted Growth Market OMNOVA Well-positioned with Unique, Proprietary Technologies and Global Manufacturing New plant in Caojing, China to serve rapidly-growing Asian markets • OMNOVA growth driven by emerging markets and expanding applications • OMNOVA a market leader in polymer binder technology for disposable nonwovens • Deep application expertise to develop engineered polymer binders and finishing treatments to meet changing needs Related Applications 15

Paper and Packaging OMNOVA Repurposing Excess Capacity, Leveraging Technology to Improve Overall Profitability • North American market declining • Business remains profitable and absorbs significant fixed costs at shared manufacturing facilities • OMNOVA has reduced SG&A costs • Dedicated resources driving lower cost customer solutions • Significant repurposing of paper capacity is lowering costs Communication Papers • End markets growing • OMNOVA small, but growing share • Customers seeking differentiated technological solutions o Value-added technologies enhance print fidelity (package branding) o Specialty paper coatings require advanced properties, such as thermal stability and tailored release Packaging and Specialty Papers 16

$179 $111 $68 $376 $356 $307 $287 $316 $0 $50 $100 $150 $200 $250 $300 $350 $400 Net Debt* 2009 2010 2011 Q1 2011 YE 2012 2013 LTM 5/31/14 2008 Cash Flow Generation to Achieve Long Term Financial Goals *Change in net debt – See Appendix 5 – Net Debt / Leverage LTM: Last Twelve Months through May 31, 2014 E LIO K EM A cqui sitio n Track Record of Deleveraging Provides Resources for Organic Growth and Acquisitions (such as ELIOKEM) 17 Long Term Financial Goals • Growth at 2x underlying market • Minimum double-digit operating profit margins • Reduced leverage – balanced with strategic growth investments

Capital Structure Liquidity 5/31/14 Revolver $91 • Balance Drawn • Letters of Credit $0 $3 Remaining Capacity $88 Cash $134 Total Liquidity $222M *LTM: Last Twelve Months through May 31, 2014 Net Sr. Secured Leverage Ratio 2014* Covenant < 2.50 Actual 0.7 EBITDA Cushion $69 Second Quarter Debt Cost ~ 6.3% / Significant Liquidity and Covenant Cushion DEBT = $451M $8 $193 $250 Foreign Debt & Other • Capital lease • Letters of credit Term Loan B • 2018 maturity • L+300; floor 1.25% • Net Sr. Secured Leverage Ratio Covenant Senior Notes 7.875% • 2018 maturity • No financial covenants • Callable Nov. 1, 2014 18

Key Investment Highlights OMNOVA is Focused on Creating Sustainable Long-Term Shareholder Value Focusing on Growing High Margin Businesses • Focused on growing in attractive applications with differentiated technologies • Leadership positions – typically #1 or #2 in key applications provides competitive advantage and above market growth Growing Global Footprint • Expanded manufacturing capability in high-growth emerging markets • Strong global business / supply chain infrastructure on which to build • R&D and application centers on 3 continents Margin Focus • Growth market margin / mix improvements driven by technology • Repurposing manufacturing capacity to support higher growth, higher margin businesses • Position as a critical ingredients supplier • LEAN SixSigma to eliminate waste and lower cost Generating Free Cash Flow • Legacy of cash generation • NOL shields U.S. cash taxes for several years 19 o Market-dedicated sales, marketing and technical service

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Appendix – Non-GAAP Financial Measures This presentation includes EBITDA, Adjusted EBITDA and Net Debt which are Non-GAAP financial measures as defined by the Securities and Exchange Commission. OMNOVA’s EBITDA is calculated as income (loss) from continuing operations less interest expense, amortization of deferred financing costs, income taxes and depreciation and amortization expense. OMNOVA’s Adjusted EBITDA is calculated as OMNOVA’s EBITDA less restructuring and severance expenses, asset impairments, non-cash stock compensation and other items. Segment EBITDA is calculated as segment operating income (loss) less interest expense, amortization of deferred financing costs, income taxes and depreciation and amortization expense. Segment Adjusted EBITDA is calculated as Segment EBITDA less restructuring and severance expenses, asset impairments, non-cash stock compensation and other items. For purposes of this presentation, Net Debt is calculated as total debt less cash. ELIOKEM’s EBITDA is calculated as net income less interest expense, amortization of deferred financing costs, income taxes and depreciation and amortization expense. ELIOKEM’s Adjusted EBITDA is calculated as ELIOKEM’s EBITDA less restructuring and severance expenses, asset impairments and other items. EBITDA, Adjusted EBITDA and Net Debt are not measures of financial performance under GAAP. EBITDA, Adjusted EBITDA and Net Debt are not calculated in the same manner by all companies and, accordingly, are not necessarily comparable to similarly titled measures of other companies and may not be appropriate measures for comparing performance relative to other companies. EBITDA, Adjusted EBITDA and Net Debt should not be construed as indicators of the Company’s operating performance or liquidity and should not be considered in isolation from or as a substitute for net income (loss), cash flows from operations or cash flow data, which are all prepared in accordance with GAAP. EBITDA, Adjusted EBITDA and Net Debt are not intended to represent, and should not be considered more meaningful than or as an alternative to, measures of operating performance as determined in accordance with GAAP. Management believes that presenting this information is useful to investors because these measures are commonly used as analytical indicators to evaluate performance and by management to allocate resources. Set forth below are the reconciliations of these non-GAAP measures to their most directly comparable GAAP financial measure. All appendix results are pro forma reflecting continuing business (including the acquisition of ELIOKEM and excluding the sale of global wallcovering businesses). 21

Appendix 1 – OMNOVA Consolidated

($ Millions)

OMNOVA SOLUTIONS

OMNOVA Solutions Consolidated	2008	2009	2010	2011	2012	2013	LTM 2014
Income (Loss) from Continuing Operations	$ (2.9)	$ 27.4	$ 117.2	$ 16.7	$ 25.7	$ 20.5	$ 22.9
Interest expense	12.3	7.5	8.0	35.3	33.8	29.6	28.5
Amortization of deferred financing costs	0.7	0.6	0.7	2.7	2.7	2.3	2.2
Income Tax	0.1	1.0	(83.9)	13.4	11.2	6.0	6.6
Depreciation and amortization	20.9	20.4	18.7	33.5	32.0	33.6	34.5
EBITDA	$ 31.1	$ 56.9	$ 60.7	$ 101.6	$ 105.4	$ 92.0	$ 94.7
Restructuring, severance and other	0.6	1.9	0.6	2.2	1.0	5.0	1.3
Asset impairments	-	1.1	2.7	3.1	1.0	0.2	0.3
Non-cash stock compensation	2.1	2.4	3.2	3.6	4.5	2.2	2.3
Other	1.2	(0.5)	11.2	3.7	-	(2.4)	(4.5)
Adjusted EBITDA	$ 35.0	$ 61.8	$ 78.4	$ 114.2	$ 111.9	$ 97.0	$ 94.1
Sales	$ 766.7	$ 625.3	$ 781.7	$ 1,201.1	$ 1,125.5	$ 1,018.1	$ 987.9
Percentage of Adjusted EBITDA to Sales	4.6%	9.9%	10.0%	9.5%	9.9%	9.5%	9.5%

Combined Adjusted EBITDA	2008	2009	2010	2011	2012	2013	LTM 2014
OMNOVA Solutions Adjusted EBITDA	$ 35.0	$ 61.8	$ 78.4	$ 114.2	$ 111.9	$ 97.0	$ 94.1
Eliokem International Adjusted EBITDA	34.6	35.1	48.7	-	-	-	-
Combined Adjusted EBITDA	$ 69.6	$ 96.9	$ 127.1	$ 114.2	$ 111.9	$ 97.0	$ 94.1
Combined Sales							
OMNOVA Solutions	$ 766.7	$ 625.3	$ 781.7	$ 1201.1	$ 1,125.5	$ 1,018.1	$ 987.9
Eliokem International	289.5	229.5	288.4	-	-	-	-
Combined Sales	$ 1,056.2	$ 854.8	$ 1,070.1	$ 1,201.1	$ 1,125.5	$ 1,018.1	$ 987.9
Percentage of Adjusted EBITDA to Sales	6.6%	11.3%	11.9%	9.5%	9.9%	9.5%	9.5%

LTM: Last Twelve Months Through May 31, 2014

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Appendix 2 – Engineered Surfaces ($ Millions) LTM Engineered Surfaces Segment 2008 2009 2010 2011 2012 2013 2014 Segment Operating Profit $ (7.2) $ 2.2 $ (3.2) $ (1.3) $ 3.8 $ 15.6 22.0 Interest expense - - - - - - - Amortization of deferred financing costs - - - - - - - Income Tax - - - - - - - Depreciation and amortization 9.5 10.2 9.0 8.5 7.6 7.0 6.5 EBITDA $ 2.3 $ 12.4 $ 5.8 $ 7.2 $ 11.4 $ 22.6 28.5 Restructuring, severance and other 0.4 1.4 0.1 1.1 1.1 3.7 0.9 Asset impairments - 0.4 2.7 3.1 1.0 (0.2) 0.1 Non-cash stock compensation 0.9 0.6 0.5 0.5 0.9 0.2 0.2 Other - - 4.3 0.4 0.1 (4.9) (5.8) Adjusted EBITDA $ 3.6 $ 14.8 $ 13.4 $ 12.3 $ 14.5 $ 21.4 23.9 Sales $ 245.1 $ 228.5 $ 253.8 $ 249.2 $ 261.0 $ 245.1 235.9 Percentage of Adjusted EBITDA to Sales 1.5% 6.5% 5.3% 4.9% 5.6% 8.7% 10.1% LTM: Last Twelve Months Through May 31, 2014 23

Appendix 3 – Performance Chemicals

($ Millions)

Performance Chemicals		2008		2009		2010		2011		2012		2013		LTM 2014
Segment Operating Profit	$	25.2	$	47.9	$	73.3	$	86.5	$	89.6	$	64.1	$	58.3
Interest expense		-		-		-		-		-		-		-
Amortization of deferred financing costs		-		-		-		-		-		-		-
Income Tax		-		-		-		-		-		-		-
Depreciation and amortization		10.9		9.9		9.4		24.6		24.1		25.2		26.4
EBITDA	$	36.1	$	57.8	$	82.7	$	111.1	$	113.7	$	89.3	$	84.7
Restructuring, severance and other		0.1		0.2		1.5		1.1		-		1.2		0.4
Asset impairments		-		0.7		-		-		-		0.2		0.2
Non-cash stock compensation		1.2		0.8		1.2		1.3		1.5		0.4		0.4
Other		0.1		0.2		(9.6)		-		(0.2)		0.4		0.3
Adjusted EBITDA	$	37.5	$	59.7	$	75.8	$	113.5	$	115.0	$	91.5	$	86.0
Sales	$	521.6	$	396.8	$	527.9	$	951.9	$	864.5	$	773.0	$	752.2
Percentage of Adjusted EBITDA to Sales		7.2%		15.0%		14.4%		11.9%		13.3%		11.8%		11.4%

Combined Adjusted EBITDA		2008		2009		2010		2011		2012		LTM 2013		LTM 2014
Performance Chemicals Adjusted EBITDA	$	37.5	$	59.7	$	75.8	$	113.5	$	115.0	$	91.5	$	86.0
Eliokem International Adjusted EBITDA		34.6		35.1		48.7		-		-		-		-
Combined Adjusted EBITDA	$	72.1	$	94.8	$	124.5	$	113.5	$	115.0	$	91.5	$	86.0
Combined Sales														
Performance Chemicals	$	521.6	$	396.8	$	527.9	$	951.9	$	864.5	$	773.0	$	752.2
Eliokem International		289.5		229.5		288.4		-		-		-		-
Combined Sales	$	811.1	$	626.3	$	816.3	$	951.9	$	864.5	$	773.0	$	752.2
Percentage of Combined Adjusted EBITDA to Combined Sales		8.9%		15.1%		15.3%		11.9%		13.3%		11.8%		11.4%

LTM: Last Twelve Months Through May 31, 2014

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25 Appendix 4 –Pro Forma ELIOKEM ($ Millions) Eliokem International 2008 2009 2010 Net Income $ (2.5) $ 1.2 $ 0.4 Interest expense 17.5 16.8 16.0 Amortization of deferred financing costs 0.5 0.5 0.4 Income Tax (3.3) 1.3 2.6 Depreciation and amortization 14.3 13.4 13.2 EBITDA $ 26.5 $ 33.2 $ 32.6 Restructuring & severance 1.1 3.9 1.1 Asset i pairments - - - Non-cash stock compensation - - - Other 7.0 (2.0) 15.0 Adjusted EBITDA $ 34.6 $ 35.1 $ 48.7 Sales $ 289.5 $ 229.5 $ 288.4 Percentage of Adjusted EBITDA to Sales 12.0% 15.3% 16.9%

Appendix 5 – Net Debt / Leverage ($ Millions) Asian Acq Year-End Year-End Year-End Eliokem Year-End Year-End Year-End LTM OMNOVA Solutions Consolidated May 31, 2008 2008 2009 2010** Dec 31, 2010 2011 2012 2013 2014 Total Debt* $ 206.9 $ 196.4 $ 152.7 $ 397.2 $ 460.8 $ 459.6 $ 455.8 $ 451.7 $ 450.8 Less Cash* (13.1) (17.4) (41.5) (328.8) (84.7) (103.1) (148.5) (164.9) (134.3) Net Debt* $ 193.8 $ 179.0 $ 111.2 $ 68.4 $ 376.1 $ 356.5 $ 307.3 $ 286.8 $ 316.5 jus ed EBITDA (Appendix 1) $ 35.0 $ 61.8 $ 78.4 $ 114.2 $ 111.9 $ 97.0 $ 94.1 0.3 Net Debt / Adjusted EBITDA 5.1 X 1.8 X 0.9 X 3.12 X 2.75 X 2.96 X 3.36 X LTM: Last Twelve Months Through May 31, 2014 * As Defined by the Term Loan B Agreement ** 2010 Total Debt includes $250.0M of Senior Notes held in escrow and 2010 cash includes restricted cash of $253.1M 26

Performance Materials 34% Specialty Chemicals 66% Sales* = $752.2M Adj. EBITDA* = $86.0M Adj. EBITDA Margin* = 11.4% Performance Chemicals – Segment Overview Providing Value-Added Solutions on a Global Basis *LTM: Last Twelve Months through May 31, 2014; See Appendix 3 – Performance Chemicals Key Characteristics • High performance, globally specified products • Many high margin, niche applications • High switching costs for customers • Solutions provider with value-added technical service • Critical ingredients – key to finished product performance; small % of total cost Emulsion Polymerization Process Products (Wet / Dry) Customers 27

Engineered Surfaces – Segment Overview A Broad-Based Functional and Decorative Surfaces Business Coated Fabrics 42% Films 18% Laminates 40% Sales* = $235.9M Adj. EBITDA* = $23.9M Adj. EBITDA Margin* = 10.1% Manufacturing Process Functional and decorative surfaces Key Characteristics • Durability • Stain, scratch resistance, cleanability • Attractive designs • Critical part of finished product; small part of cost • Cost effective substitute for other materials Customers *LTM: Last Twelve Months through May 31, 2014; See Appendix 2 – Engineered Surfaces 28

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